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                                                  L&W DRAFT OF DECEMBER 20, 1996


                       PEGASUS COMMUNICATIONS CORPORATION
                                  $100,000,000
                                100,000 Units of
   100,000 Shares of __% Series A Cumulative Exchangeable Preferred Stock and
            Warrants to Purchase _____ Shares of Class A Common Stock

                             UNDERWRITING AGREEMENT


                                                                January __, 1997


CIBC WOOD GUNDY SECURITIES CORP.
LEHMAN BROTHERS INC.
BT SECURITIES CORPORATION
c/o CIBC Wood Gundy Securities Corp.
425 Lexington Avenue
3rd Floor
New York, New York  10017

Ladies and Gentlemen:

         Pegasus Communications Corporation., a Delaware corporation (the "Company"), and each of the Company's subsidiaries listed on Schedule 1 hereto (each a "Subsidiary," and collectively, the "Subsidiaries") hereby confirm their agreement with each of you (the "Underwriters"), as set forth below.

         1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell (the "Offering") to the Underwriters 100,000 Units (the "Units") consisting in the aggregate of 100,000 shares of its ___% Series A Cumulative Exchangeable Preferred Stock (liquidation preference $1,000 per share) (the "Series A Preferred Stock") and 100,000 Warrants (the "Warrants") to purchase ______ shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of the Company. Pursuant to terms of the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof relating to the Series A Preferred Stock (the "Certificate of Designation"), the Series A Preferred Stock shall be exchangeable, in full but not in part, for the Company's ___% Senior Subordinated Exchange Notes due 2006 (the "Exchange Notes") which, if issued, will be issued pursuant to an indenture (the "Exchange Note Indenture"). The Warrants are to be issued pursuant to a Warrant Agreement (the "Warrant Agreement") to be dated as of January ___, 1997 between the Company and First Union National Bank, as warrant agent (the "Warrant Agent"). Shares of Class A Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Warrant Shares." The Units, the Series A Preferred Stock and the Warrants are collectively referred to herein as the "Securities." This Agreement, the Exchange Note Indenture and the Warrant Agreement are collectively referred to herein as the "Operative Documents."



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         Concurrently with the Offering, the Company will repay all of the outstanding indebtedness under Pegasus Media & Communications, Inc.'s seven-year, senior collateralized credit facility (the "New Credit Facility").

         Prior to the Offering, the Company shall have entered into (i) the Asset Purchase Agreement (the "New Hampshire Cable Sale Agreement"), dated as of November 6, 1996, between State Cable TV Corp. and Pegasus Cable Television, Inc. ("PCTV, Inc."), pursuant to which PCTV, Inc. shall sell its New Hampshire cable system (the "New Hampshire Cable Sale"), (ii) the Letter of Intent (the "Arkansas DBS Agreement"), dated as of December 3, 1996, between Blocker Electronics and the Company, pursuant to which the Company shall acquire all right, title and interest in and to all of the assets of Blocker Electronics' DirecTV distribution business (the "Arkansas Acquisition"), (iii) the Letter of Intent (the "Indiana DBS Agreement"), dated as of December 4, 1996, between DBS of Indiana, Inc. and the Company, pursuant to which the Company shall acquire all right, title and interest in and to all outstanding capital stock of DBS of Indiana, Inc. (the "Indiana Acquisition"), (iv) the Letter of Intent (the "Mississippi DBS Agreement"), dated as of November 21, 1996, by and among Clear Vision, Inc. and the Company, pursuant to which the Company shall acquire all right, title and interest in and to all of the assets of Clear Vision, Inc. (the "Mississippi Acquisition"), and (v) the Letter of Intent (the "Virginia\West Virginia DBS Agreement"), dated as of November 22, 1996, between Turner Vision, Inc. and the Company, pursuant to which the Company shall acquire all right, title and interest in and to all of Turner Visions, Inc.'s assets in connection with its DirecTV business (the "Virginia\West Virginia Acquisition"). The New Hampshire Cable Sale Agreement, the Arkansas DBS Agreement, the Indiana DBS Agreement, the Mississippi DBS Agreement and the Virginia\West Virginia DBS Agreement are collectively referred to herein as the "Transaction Documents." The New Hampshire Cable Sale, the Arkansas Acquisition, the Indiana Acquisition, the Mississippi Acquisition and the Virginia\West Virginia Acquisition are collectively referred to herein as the "Transactions."

         2. Representations and Warranties of the Company and the Subsidiaries. The Company and each of the Subsidiaries, jointly and severally, represent and warrant to and agree with the Underwriters that:

                  (a) The Registration Statement on Form S-1 with respect to the Securities has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act or will become effective not later than 9:30 a.m., New York City time, on the date of this Agreement or at such later date and time as the Underwriters may approve. Copies of the Registration Statement have been delivered by the Company to each of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such Registration Statement, as amended at the Effective Time, including a registration statement (if any) filed pursuant to Rule 462(b) under the Securities Act increasing the size of the Offering registered under the

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         Securities Act and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Registration Statement or any Preliminary Prospectus.

                  (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not (i) as of the Effective Date, as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
         (ii) as of the applicable filing date, as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein.

                  (c) The Company is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification.

                  (d) All the outstanding shares of capital stock or other securities evidencing equity ownership of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The authorized, issued and outstanding stock of the Company was as of December __, 1996 and will be, after giving effect to the consummation of this Offering, as set forth in the Registration Statement and the Prospectus under the captions "Capitalization" and "Description of Capital Stock." After giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement and the Prospectus under the caption "Use of Proceeds," the Company's consolidated capitalization as of December __, 1996 would have been as set forth under the "As Adjusted" and "Pro Forma" columns under the caption "Capitalization." The table under the caption "Capitalization" sets forth and identifies in reasonable detail all outstanding short-term and long-term indebtedness of the Company and its Subsidiaries, on a consolidated basis, prior to and after giving effect to the Offering and the use of proceeds thereof. The authorized capital stock of the Company, including the Series A Preferred Stock, the Class A Common Stock and the Warrant Shares, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments

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         convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company. ______ shares of Class A Common Stock have been validly reserved for issuance upon exercise of the Warrants.

                  (e) The Company's direct and indirect subsidiaries are as set forth on Schedule 1 hereto. Each Subsidiary is duly organized and validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, and has all requisite corporate power (in the case of corporations) or legal capacity (in the case of partnerships) and authority to carry on its business as it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation or partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification. All of the outstanding shares of capital stock and other securities evidencing equity ownership of each of the Subsidiaries are fully paid and (except in the case of general partnership interests and in the case of limited partnership interests, except to the extent that the provisions of the applicable limited partnership act requiring partners to return distributions may be deemed to constitute assessability) nonassessable and, in the case of Subsidiaries other than Pegasus Media & Communications, Inc. ("PM&C"), free of any preemptive or similar rights and are [(with the exception of the PM&C Class B Shares)] owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance, except as are in effect under the New Credit Facility.

                  (f) The Company and each of the Subsidiaries has all requisite corporate power (in the case of corporations) or legal capacity (in the case of partnerships) and authority to execute, deliver and perform its obligations under each of the Operative Documents and the Transaction Documents, as applicable, and to consummate the transactions contemplated hereby and thereby, including, without limitation, in the case of the Company, all requisite corporate power and authority to issue, sell and deliver the Securities and the Warrant Shares, as provided herein.

                  (g) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Subsidiaries and is the legally valid and binding agreement of each of them, enforceable against each of them in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by federal and state securities laws and principles of public policy.

                  (h) The execution and delivery of the Exchange Note Indenture has been duly and validly authorized by the Company and when executed and delivered by the Company (assuming the due execution and delivery by the trustee thereunder) will constitute the legal, valid and binding agreement of the Company, will conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus and will be enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by

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         general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (i) The Exchange Notes have been duly and validly authorized, and, when executed, authenticated, issued and delivered in exchange for the Series A Preferred Stock in accordance with the terms of the Certificate of Designation and the Exchange Note Indenture, will be validly issued and outstanding, will conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Exchange
         Note Indenture and enforceable against the Company in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (j) The Warrant Agreement has been duly and validly authorized, and, when executed and delivered by the Company, will conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus and will be the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Warrant Agreement requires that each holder exercising its Warrants agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of or pledge (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person during the Lock-Up Period (as hereinafter defined) of) any Warrant Shares received in such exercise of Warrants during the Lock-Up Period, without the prior written consent of CIBC Wood Gundy Securities Corp.

                  (k) The Warrants have been duly and validly authorized, and when issued and delivered in accordance with the terms of the Warrant Agreement and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Warrants will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and will have been duly and validly issued and the issuance of such Warrants will not be subject to any preemptive or similar rights, [except for such rights contained in those agreements set forth in Schedule 3 hereto].

                  (l) The Warrant Shares have been duly and validly authorized and reserved for issuance upon exercise of the Warrants and, when issued and delivered upon exercise of the Warrants against payment of the Exercise Price (as defined in the Warrant Agreement, the "Exercise Price"), the Warrant Shares will have been duly and validly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights, [except for such rights contained in those agreements set forth on Schedule 3 hereto].


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                  (m) A shelf registration statement (the "Shelf Registration
         Statement") on the appropriate form covering the issuance of the Warrant Shares upon the exercise of any Warrants has been filed with the Commission.

                  (n) The New Hampshire Cable Sale Agreement has been duly and validly authorized, executed and delivered by PCTV, Inc. and is the legally valid and binding obligation of PCTV, Inc., enforceable against PCTV, Inc. in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (o) The Arkansas DBS Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (p) The Indiana DBS Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (q) The Mississippi DBS Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (r) The Virginia\West Virginia DBS Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (s) None of the securities issued in connection with any of the Transactions are required to be registered under the Securities Act and the issuance of any such securities will not violate the Securities Act or the Rules and Regulations.


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                  (t) Neither the Company nor any of the Subsidiaries is (A) in
         violation of its charter, bylaws, limited partnership agreement or other organizational documents or (B) in default in the performance of any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation in any material respect of any law, statute, rule, regulation, judgment or court decree applicable to it or any of its assets or properties, except in the case of clauses (B) and (C), for any violation or default that would not, singly or in the aggregate,
         (x) have a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Securities pursuant hereto or (z) in any manner draw into question the validity of any of the Operative Documents or the Transaction Documents or any of the transactions contemplated hereby or thereby (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                  (u) None of (A) the execution, delivery or performance by the Company or any of the Subsidiaries of the Operative Documents, as applicable, (B) the issuance and sale of the Securities or the Warrant Shares, (C) the execution, delivery or performance by the Company or any of the Subsidiaries of the Transaction Documents, as applicable, or
         (D) the transactions contemplated by the Operative Documents and the Transaction Documents will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or (except as contemplated in the second and third sentences of this paragraph) require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter, bylaws, limited partnership agreement or other organizational documents of the Company or any Subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective property is or may be bound, (iii) any statute, rule or regulation applicable to the Company or any Subsidiary or their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency, body or administrative agency or authority having jurisdiction over the Company, any Subsidiary or their respective assets or properties, except for any such violation, default, consent, imposition of a lien or acceleration that would not, in the case of clauses (ii), (iii) and (iv), singly or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency or authority is required for (1) the execution, delivery and performance by the Company and the Subsidiaries of the Operative Documents or the Transaction Documents, as applicable, (2) the issuance and sale of the Securities or the Warrant Shares or (3) the transactions contemplated by the Operative Documents or the Transaction Documents, except for (A) the registration of the Securities and the Warrant Shares under the Securities Act, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters,
         (C) such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), (D) to the extent that governing laws, regulations, or orders may require post-closing filings with the FCC, the Connecticut Department of Public Utility Control (the "DPUC")

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         and the Puerto Rico Public Service Commission (the "PSC"), and from time to time, FCC, DPUC or PSC authorizations or filings required in the ordinary course of business of the Company and the Subsidiaries, and that certain future resales of shares could require, if combined with other offerings of equity in the Company, FCC, DPUC or PSC consent or be restricted by FCC, DPUC or PSC rules, regulations or policies, and (E) such as have been obtained or made. No consents or waivers from any other person are required for the execution, delivery and performance by the Company and the Subsidiaries, as applicable, of the Operative Documents or the Transaction Documents, the issuance and sale of the Securities and the Warrant Shares or the consummation of the transactions contemplated by the Operative Documents or the Transaction Documents, other than (A) such consents and waivers as have been obtained and (B) such as are disclosed in the Registration Statement and the Prospectus.

                  (v) The Company has received the consent of Lehman Brothers Inc. to the issuance of the Securities and the Warrant Shares as required by Section 5(i) of the Underwriting Agreement, dated as of October 3, 1996, among the Company, certain of its subsidiaries, Lehman Brothers Inc, BT Securities Corporation, CIBC Wood Gundy Securities Corp. and PaineWebber Incorporated.

                  (w) There is (i) except as otherwise disclosed in the Registration Statement and the Prospectus, no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company and each of the Subsidiaries, threatened or contemplated to which the Company or any Subsidiary is or may be a party or to which the business or property of the Company or any Subsidiary is subject, (ii) except as otherwise disclosed in the Registration Statement and the Prospectus, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any Subsidiary is or may be subject or to which the business, assets, or property of the Company or any Subsidiary is or may be subject, issued that, in the case of clauses (i), (ii) and (iii) above, might, singly or in the aggregate, result in a Material Adverse Effect.

                  (x) No action has been taken by the Company or any Subsidiary (or, to the best knowledge of the Company and the Subsidiaries, by any other Person) and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities or the Warrant Shares or prevents or suspends the use of the Registration Statement or the Prospectus; no injunction, restraining order or order of any nature by a federal, state or municipal court or any governmental authority or agency or any other tribunal of competent jurisdiction has been issued that prevents the issuance of the Securities or the Warrant Shares or prevents or suspends the sale of the Securities or the Warrant Shares in any jurisdiction referred to in Section 6(h) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                  (y) There is (i) no significant unfair labor practice complaint pending or, to the best knowledge of the Company and each of the Subsidiaries, threatened against the Company or any Subsidiary before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration

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         proceeding arising out of or under any collective bargaining agreement is so pending or, to the best knowledge of the Company and each of the Subsidiaries, threatened against the Company or any Subsidiary, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any Subsidiary nor, to the best knowledge of the Company and each of the Subsidiaries, threatened against the Company or any Subsidiary, and (iii) no union representation question existing with respect to the employees of the Company or any Subsidiary. To the best knowledge of the Company and each of the Subsidiaries, no union organizing activities are taking place. Neither the Company nor any Subsidiary has violated (A) any federal, state or local law, statute, rule or regulation or foreign law, statute, rule or regulation relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws, (C) any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, or (D) analogous foreign laws, statutes, rules and regulations, which in the case of clause (A), (B), (C) or (D) above might, individually or in the aggregate, result in a Material Adverse Effect.

                  (z) In the ordinary course of its business, the Company and each Subsidiary conducts periodic reviews of the effect of Environmental Laws (as defined below) and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company and each Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, all material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to third parties). On the basis of such reviews the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which might, either individually or in the aggregate, have a Material Adverse Effect.

                  (aa) The Company and each Subsidiary has (i) good and marketable title to all of the properties and assets necessary for the operation of its business as described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as (A) are described in the Registration Statement and the Prospectus, (B) are in effect under the New Credit Facility, or (C) would not, singly or in the aggregate, have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee except such as would not either individually or in the aggregate have a Material Adverse Effect, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and will have made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts or governmental agencies, bodies or administrative agencies or authorities (each an "Authorization") necessary to engage in the business conducted by it in the manner described in the Registration Statement and the Prospectus, except where failure to hold such Authorizations would not, singly or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect, all such Authorizations are valid and in full force and effect. The Company and each Subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company and each Subsidiary is a party are valid and binding and no default by the Company or any such Subsidiary has occurred and is continuing thereunder and no material defaults by the landlord are existing under any such lease.

                  (ab) The Company and each Subsidiary owns or has valid and enforceable licenses to use all patents, patent rights, licenses, inventions, copyrights, know-how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") employed by it in connection with the businesses operated by it as described in the Registration Statement and the Prospectus, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. To the best knowledge of the Company, the use of the Intellectual Property in connection with the business and operations of the Company and each of the Subsidiaries does not infringe on the rights of any person.

                  (ac) All tax returns required to be filed by the Company and each Subsidiary, in all jurisdictions, have been so filed, except to the extent such failure to file would not, individually or in the aggregate, have a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no material proposed additional tax assessments against the Company or any Subsidiary or the assets or property of the Company or any Subsidiary.

                  (ad) None of the Company or the Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (ae) There are no holders of securities of the Company or any Subsidiary who, by reason of the execution by the Company or the Subsidiaries of this Agreement, any other Operative Document or any Transaction Document to which the Company or any Subsidiary is a party or the consummation by the Company or the Subsidiaries, as applicable, of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any Subsidiary register under the Securities Act or analogous foreign laws and regulations securities held by them, other than as disclosed in the Registration Statement and the Prospectus.

                  (af) There are no contracts, agreements or understandings between the Company or any Subsidiary and any other person that would give rise to a valid claim against the Company, any Subsidiary or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities or the Warrant Shares, other than arrangements with CIBC Wood Gundy Securities Corp. with respect to various financial services provided to the Company.

                  (ag) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (ah) The Company and each Subsidiary maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, each of the Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (ai) Neither the Company nor any Subsidiary has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of the Securities or the Warrant Shares. Except as permitted by the Securities Act, none of the Company or any of the Subsidiaries has distributed any Registration Statement, Preliminary Prospectus, Prospectus, Shelf Registration Statement or other offering material in connection with the offering and sale of the Securities and the Warrant Shares.

                  (aj) Except as described in the Registration Statement and the Prospectus, the Company has not sold or issued any debt or equity securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A or Regulations D or S under the Securities Act.

                  (ak) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Delivery Date (as defined below), except as set forth or contemplated in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, that are material to the Company and the Subsidiaries, taken as a whole, or entered into any transaction not in the ordinary course of business; there has not been, singly or in the aggregate, any material adverse change, or any development that may reasonably be expected to involve a material adverse change, in the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole; and there has been no dividend or distribution of any kind declared, paid or made by the Company or any Subsidiary on any class of its capital stock.

                  (al) The accountants who have certified or shall certify the financial statements included or to be included as part of the Registration Statement and the Prospectus (the "Accountants"), are independent accountants within the meaning of the Securities Act. The historical combined financial statements and schedules of the Company and the Subsidiaries and the historical financial statements and schedules of each of the entities and businesses acquired or to be acquired by the Company and the Subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Securities Act and present fairly the combined financial position and results of operations of the Company and the Subsidiaries and the financial position and results of operations of each of the entities and businesses acquired or to be acquired by the Company and the Subsidiaries at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Registration Statement and the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by this Agreement and as set forth in the Prospectus; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act. The other historical and pro forma financial and statistical information and data included in the Prospectus and the Registration Statement are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Registration Statement, the Prospectus and the books and records of the Company, the Subsidiaries or the entities or businesses acquired or to be acquired by the Company and the Subsidiaries.

                  (am) Neither the Company nor any of the Subsidiaries nor, to the best knowledge of the Company or any Subsidiary, any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

                  (an) Neither the Company nor any Subsidiary intends to, nor do they believe that they will, incur debts beyond their ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and the Subsidiaries exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, contingent liabilities) of the Company and the Subsidiaries as they become absolute and matured. The assets of the Company and the Subsidiaries do not constitute unreasonably small capital to carry out the business of the Company and the Subsidiaries, as conducted or as proposed to be conducted. Upon the issuance of the Units, the Series A Preferred Stock and the Warrants, the present fair saleable value of the assets of the Company and the Subsidiaries will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, contingent liabilities) of the Company and the Subsidiaries as they become absolute and matured. Upon the issuance of the Units, the Series A Preferred Stock and the Warrants, the assets of the Company and the Subsidiaries will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of the Company and the Subsidiaries, taking into account the projected capital requirements and capital availability.

                  (ao) There are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the

         Registration Statement or the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  (ap) No relationship, direct or indirect, exists between or among the Company or any Subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary on the other hand, which is required to be described in the Prospectus and which is not so described.

                  (aq) Since the date as of which information is given in the Registration Statement or the Prospectus through the date hereof, and except as may otherwise be disclosed or contemplated in the Registration Statement or the Prospectus, the Company and the Subsidiaries have not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on their capital stock.

                  (ar) None of Company or any Subsidiary does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

                  (as) Each certificate signed by any officer of the Company or any Subsidiary and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or such Subsidiary, as applicable, to the Underwriters as to the matters covered thereby.

         3. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Securities to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Securities set forth opposite that Underwriter's name in Schedule 2 hereto. The respective purchase obligations of the Underwriters with respect to the Securities shall be rounded among the Underwriters to avoid fractional shares, as the Underwriters may determine.

         The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date except upon payment for all the Securities to be purchased on the Delivery Date as provided herein.

         The Company hereby confirms its engagement of BT Securities Corporation and BT Securities Corporation hereby confirms its engagement with the Company to render services as a "qualified independent underwriter" within the meaning of Rules 2720(b)(15)(A) through (b)(15)(G) of the Conduct Rules of the NASD with respect to the offering and sale of the Securities. BT Securities Corporation, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter."

         4. Offering of Securities by the Underwriters.

         Upon authorization by the Underwriters of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         5. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022, at 9:00 a.m., New York City time, on January __, 1997 or at such other date or place as shall be determined by agreement among the Underwriters and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company or as the Company may direct of the purchase price (deposit of which the Underwriters shall bear no responsibility for) by certified or official bank check or checks payable in next day funds, or in such manner as all parties to this Agreement shall have previously agreed. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full Business Days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Securities, the Company shall make the certificates representing the Securities available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., New York City time, on the Business Day prior to the Delivery Date.

         6. Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus, if required by the Securities Act, pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Underwriters and to counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Underwriters and to counsel for the Underwriters, without charge, such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus, any supplement to the Prospectus or any registration statement pursuant to Rule 462(b) under the Securities Act that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish, at least two days before filing such amendment to the Registration Statement or supplement to the Prospectus, a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

                  (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including Rule 158 under the Securities Act);

                  (g) For a period of five years following the Effective Date, to furnish to the Underwriters copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Class A Common Stock or any of the Securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) The Company will arrange for the qualification of the Securities for sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Underwriters may designate, and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (i) For a period of 180 days from the date of the Prospectus (the "Lock-Up Period"), not to, directly or indirectly, offer for sale, sell or otherwise dispose of or pledge (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person during the Lock-Up Period of) any shares of Common Stock or other capital stock of the Company (other than (i) the Warrant Shares to be issued upon exercise of the Warrants, (ii) stock grants made pursuant to the terms of the Incentive Program (as in effect on the date of the Prospectus),
         (iii) stock grants made pursuant to the Stock Option Plan (as in effect on the date of the Prospectus) and (iv) securities issued as consideration for an acquisition if the party being issued the securities agrees to lock-up provisions similar to those contained in this subsection or if the securities issued are "restricted securities" under the Securities Act), or sell or grant options, rights or warrants with respect to any shares of Common Stock or other capital stock of the Company (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of CIBC Wood Gundy Securities Corp.;

                  (j) The Company will use its best efforts to cause the Commission to declare the Shelf Registration Statement effective prior to the Delivery Date;

                  (k) The Company will use its best efforts to keep the Shelf Registration Statement continuously effective (other than as provided in the Warrant Agreement) under the Securities Act in order to permit the prospectus included therein to be lawfully delivered by the Company to the holders exercising the Warrants until 30 days after the Expiration Date or such shorter period that will terminate when all the Warrants have been exercised.

                  (l) The Company will cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement, amendment or supplement,
         (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (m) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  (n) The Company will comply with all of its obligations (including, without limitation, such obligations set forth in Sections 6(k), (l) and (m) of this Agreement) under the Warrant Agreement;

                  (o) The Company agrees to cause the Certificate of Designation to be filed with [appropriate authority] prior to the Delivery Date.

                  (p) The Company will use all amounts received by it pursuant to Section 5 of this Agreement in the manner described under "Use of Proceeds" in the Registration Statement and the Prospectus and pursuant to a funds flow memorandum, which shall be available for review prior to the Delivery Date and acceptable in both form and substance to the Underwriters (the "Funds Flow Memorandum"); and

                  (q) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         7. Expenses. Notwithstanding any termination of this Agreement (pursuant to Section 11 of this Agreement or otherwise), the Company and the Subsidiaries jointly and severally agree to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company and the Subsidiaries of their obligations hereunder: (i) the preparation, printing or reproduction, and filing of the Certificate of Designation, the Registration Statement (including financial statements included therein and exhibits thereto), each Preliminary Prospectus, the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Units, the Series A Preferred Stock and the Warrants; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Units, the Series A Preferred Stock and the Warrants including any stamp taxes in connection with the original issuance and sale of the Units, the Preferred Stock and the Warrants; (iv) the reproduction and delivery of this Agreement, the preliminary and supplemental Blue Sky memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Securities; (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the fees, expenses and disbursements of Latham & Watkins, counsel to the Underwriters, relating to such registration and qualification); (vi) the filing fees in connection with any filings required to be made with the NASD (including the fees and disbursements of Latham & Watkins, counsel to the Underwriters, in respect thereof and in connection with obtaining an opinion of the NASD concerning the fairness of the terms and arrangements of the underwriting of the Securities); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Subsidiaries; (ix) any fees charged by investment rating agencies for the rating of the Securities; (x) the fees and expenses of the transfer agent for the Series A Preferred Stock (the "Transfer Agent") and any agent of the Transfer Agent and the fees and disbursements of any counsel for the Transfer Agent in connection with the Series A Preferred Stock; (xi) the fees and expenses of the Warrant Agent and any agent of the Warrant Agent and the fees and disbursements of any counsel for the Warrant Agent in connection with the Warrants; (xii) all fees and expenses of BT Securities Corporation in its capacity as Independent Underwriter; and (xiii) any and all expenses arising from or incurred in connection with the Shelf Registration Statement and the transactions contemplated therein.

         8. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and each of the Subsidiaries contained herein, to the performance by the Company and each of the Subsidiaries of their respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Registration Statement, including a registration statement filed under Rule 462(b) of the Securities Act, shall have become effective not later than 9:30 a.m., New York City time, on the date of this Agreement or at such later date and time as the Underwriters may approve; the Prospectus shall have been timely filed with the Commission in accordance with

         Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                  (b) The Shelf Registration Statement shall have been filed with the Commission.

                  (c) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Operative Documents, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to the Operative Documents and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (e) Drinker Biddle & Reath shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                           (i) The Company is duly incorporated and validly
                  existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as, to such counsel's knowledge, it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties known to such counsel, and is not qualified as a foreign corporation authorized to do business in any other jurisdiction.

                           (ii) Each of the Subsidiaries is duly incorporated or
                  formed and validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has all requisite corporate power and authority (in the case of corporations) or legal capacity (in the case of partnerships) to carry on its business as, to such counsel's knowledge, it is being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties know to such counsel, and is duly qualified and in good standing as a foreign corporation or partnership, as the case may be, authorized to do business in each jurisdiction set forth on Schedule 1 to such opinion. All of the outstanding shares of capital stock and other securities evidencing equity ownership of each of the Subsidiaries are fully paid and (except in the case of general partnership interests and, in the case of limited partnership interests, except to the extent that the provisions of the applicable limited partnership act requiring partners to return distributions may be deemed to constitute assessability) nonassessable and free of any preemptive or similar rights, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance known to such counsel except as described in the Registration Statement and the Prospectus and for security interests securing the New Credit Facility.

                           (iii) The authorized capital stock of the Company
                  consists of 30,000,000 shares of Class A Common Stock, par value $.01 per share, 15,000,000 shares of Class B Common Stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share ("Preferred Shares"). Upon the consummation of the Offering and the registered exchange offer (the "Exchange Offer") of an aggregate of 191,792 shares of Class A Common Stock for all of the outstanding shares of PM&C's Class B Common Stock (the "PM&C Class B Shares") (assuming all holders of the PM&C Class B Shares exchange their shares for Class A Common Stock in the Exchange Offer), 4,663,229 shares of Class A Common Stock, 4,581,900 shares of Class B Common Stock and 100,000 shares of Preferred Shares will be issued and outstanding. The authorized capital stock of the Company, including the Series A Preferred Stock, the Warrant Shares and the Class A Common Stock, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights. The Company has reserved ______ shares of Class A Common Stock for issuance upon exercise of the Warrants.

                           (iv) The Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations on the date specified therein; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                           (v) The Registration Statement and the Prospectus and
                  any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                           (vi) The Shelf Registration Statement was filed with
                  the Commission on or prior to the date of this Agreement. To the best of such counsel's knowledge, such Shelf Registration Statement complies in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                           (vii) To the best of such counsel's knowledge, there
                  are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                           (viii) To the best of such counsel's knowledge,
                  except as set forth in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company.

                           (ix) There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Securities pursuant to the Company's charter or by-laws or any agreement or other instrument (except as set forth in the Registration Statement and the Prospectus) known to such counsel.

                           (x) The Company and each of the Subsidiaries have all
                  requisite power and authority to execute, deliver and perform their respective obligations under this Agreement, the other Operative Documents and the Transaction Documents, as applicable, and to consummate the transactions contemplated hereby and thereby, including, without limitation, in the case of the Company, the corporate power and authority to issue, sell and deliver the Securities and the Warrant Shares, as provided herein.

                           (xi) This Agreement has been duly and validly
                  authorized, executed and delivered by the Company and the Subsidiaries.

                           (xii) The execution and delivery of the Exchange Note
                  Indenture has been duly and validly authorized by the Company and when executed and delivered by the Company (assuming the due execution and delivery by the trustee thereunder) will constitute the legal, valid and binding agreement of the Company, will conform in all material respects to the description thereof in the Registration Statement and the Prospectus, and will be enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xiii) The Exchange Notes have been duly and validly
                  authorized, and, when executed, authenticated, issued and delivered in exchange for the Series A Preferred Stock in accordance with the terms of the Certificate of Designation and the Exchange Note Indenture, will be validly issued and outstanding, will conform in all material respects to the description thereof in the Registration Statement and the Prospectus and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Exchange Note Indenture and enforceable against the Company in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xiv) The Warrant Agreement has been duly and validly
                  authorized, executed and delivered by the Company, conforms in all material respects to the description thereof in the Registration Statement and the Prospectus and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xv) The Warrants have been duly and validly
                  authorized, issued and delivered in accordance with the terms of the Warrant Agreement, conform in all material respects to the description thereof in the Registration Statement and the Prospectus and the issuance of such Warrants is not be subject to any preemptive or similar rights, except for such rights contained in those agreements set forth in Schedule 3 hereto.

                           (xvi) The Warrant Shares have been duly and validly
                  authorized and reserved for issuance upon exercise of the Warrants and, when issued and delivered upon exercise of the Warrants against payment of the Exercise Price as provided in the Warrant Agreement, the Warrant Shares will have been duly and validly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights, except for such rights contained in those agreements set forth on Schedule 3 hereto.

                           (xvii) The New Hampshire Cable Sale Agreement has
                  been duly and validly authorized, executed and delivered by PCTV, Inc. and is the legally valid and binding obligation of PCTV, Inc., enforceable against PCTV, Inc. in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xviii) The Arkansas DBS Agreement has been duly and
                  validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xix) The Indiana DBS Agreement has been duly and
                  validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xx) The Mississippi DBS Agreement has been duly and
                  validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xxi) The Virginia\West Virginia DBS Agreement has
                  been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (xxii) None of the securities issued in connection
                  with any of the Transactions are required to be registered under the Securities Act and the issuance of any such securities will not violate the Securities Act or the Rules and Regulations.

                           (xxiii) None of (A) the execution, delivery or
                  performance by the Company or any of the Subsidiaries of the Operative Documents, as applicable, (B) the issuance and sale of the Securities or the Warrant Shares, (C) the execution, delivery or performance by the Company or any of the Subsidiaries of the Transaction Documents, as applicable, or
                  (D) the transactions contemplated by the Operative Documents and the Transaction Documents will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or (except as contemplated in the second and third sentences of this paragraph) require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter, bylaws, limited partnership or other organizational documents of the Company or any Subsidiary, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel relating to borrowed money to which the Company or any Subsidiary is a party or by which any of them or their respective property is bound, (iii) any statute, rule or regulation known to such counsel applicable to the Company or any Subsidiary or their respective assets or properties or (iv) any judgment, order or decree known to such counsel of any court or governmental agency, body or administrative agency or authority having jurisdiction over the Company, any Subsidiary or their respective assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any regulatory agency or body, administrative agency, or other governmental agency is required for (1) the execution, delivery and performance by the Company and the Subsidiaries of any of the Operative Documents or the Transaction Documents, as applicable, (2) the issuance and sale of the Securities or the Warrant Shares or (3) the transactions contemplated by any of the Operative Documents or the Transaction Documents, except for (A) the registration of the Securities and the Warrant Shares under the Securities Act, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, (C) such as may be required by the NASD, and (D) such as have been obtained or made, it being understood that such counsel need express no opinion concerning any law administered by, or any rule, regulation or order of, the FCC, the DPUC or the PSC, or any other law, rule or regulation pertaining to the broadcast television or cable television industry. To the best of such counsel's knowledge, no consents or waivers from any other person are required for the execution, delivery and performance by the Company and each of the Subsidiaries, as applicable, of any of the Operative Documents or the Transaction Documents, the issuance and sale of the Securities and the Warrant Shares to the Underwriters or the consummation of the transactions contemplated by any of the Operative Documents or the Transaction Documents, other than (1) such consents and waivers as have been obtained and (2) such as are disclosed in the Registration Statement and the Prospectus.

                           (xxiv) None of the Company or the Subsidiaries is (i)
                  an "investment company" or (ii) a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xxv) The statements in the Prospectus under the
                  captions ["Prospectus Summary," "Risk Factors," "Business - Licenses, LMAs, DBS Agreements and Cable Franchises," "Management and Certain Transactions - Management Agreement," "Management and Certain Transactions - Incentive Program," "Description of Indebtedness," "Description of Capital Stock" and "Shares Eligible for Future Sale," and Items 14, 15 and 17 of Part II of the Registration Statement], in so far as they are descriptions of contracts, agreements or other legal documents or laws, regulations or statutes are accurate, in all material respects, and present fairly the information required to be shown.

                           (xxvi) To the best of such counsel's knowledge, there
                  are no holders of securities of the Company or any Subsidiary who, by reason of the execution by the Company or any Subsidiary of this Agreement, any of the other Operative Documents or any Transaction Document to which the Company or any Subsidiary, as applicable, is a party or the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby, as applicable, have the right to request or demand that the Company or any Subsidiary register under the Securities Act or analogous foreign laws and regulations securities held by them, other than as disclosed in the Registration Statement and the Prospectus.

                           (xxvii) To the best of such counsel's knowledge,
                  there are no contracts, agreements or understandings between the Company or any Subsidiary and any other person that would give rise to a valid claim against the Company, any Subsidiary or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities, other than arrangements with CIBC Wood Gundy Securities Corp. with respect to various financial services provided by the Company.

                           (xxviii) To the best of such counsel's knowledge and
                  other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, might, singly or in the aggregate, have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                           (xxix) None of Company or any Subsidiary does
                  business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

         In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the Accountants and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) such counsel does not believe that (A) the Registration Statement and any amendment or supplement thereto (except as to financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no belief need be expressed) as of the Effective Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus and any amendment or supplement thereto (except as to financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no belief need be expressed) as of its date or the Delivery Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (f) Vorys, Sater, Seymour and Pease shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form of Exhibit A attached hereto.

                  (g) Fisher Wayland Cooper Leader & Zaragoza L.L.P. shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and the

         Subsidiaries, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form of Exhibit B attached hereto.

                  (h) Murtha, Cullina, Richter and Pinney shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form of Exhibit C attached hereto.

                  (i) The Underwriters shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (j) The Accountants shall have furnished to the Underwriters a letter or letters, dated respectively as of the date hereof and the Delivery Date, addressed to the Underwriters, in form and substance satisfactory to each of the Underwriters, containing statements and information, of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and financial information contained in the Registration Statement and the Prospectus.

                  (k) The Company shall have furnished to the Underwriters a certificate of the Company and the Subsidiaries, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company and each of the Subsidiaries, dated the Delivery Date, to the effect that the signers of such certificate have carefully examined the Registration Statement and the Prospectus (and any amendment or supplement thereto) and this Agreement and that:

                           (i) the representations and warranties of the Company
                  and the Subsidiaries in this Agreement are true and correct in all material respects on and as of the Delivery Date with the same effect as if made on the Delivery Date and the Company and the Subsidiaries have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Delivery Date;

                           (ii) they have carefully examined (A) the
                  Registration Statement and, in their opinion, (1) as of the Effective Date, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) since the Effective Date, no event has occurred which should have been set forth in an amendment to the Registration Statement and
                  (B) the Prospectus and, in their opinion, (1) as of the Effective Date and as of the Delivery Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus.

                           (iii) since the date of the most recent financial
                  statements included in the Registration Statement and the Prospectus (including any amendment or supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company and the Subsidiaries, taken as a whole, or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and the Subsidiaries from that set forth in the Registration Statement and the Prospectus, whether or not arising from transactions in the ordinary course of business, except as set forth in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto);

                           (iv) the Company and the Subsidiaries have no
                  liability or obligation, direct or contingent, which is material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus;

                           (v) the copies furnished by the Company, on or before
                  the date hereof, of this Agreement and the Warrant Agreement are true, correct and complete, were duly and validly authorized and constitute valid and binding obligations of the Company and the Subsidiaries, as applicable, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers and conveyances), and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by federal and state securities laws and principles of public policy;

                           (vi) the copies furnished by the Company, on or
                  before the date hereof, of the Certificate of Designation are true, correct and complete and were duly and validly authorized and constitute valid and binding obligations of the Company, and the Company has caused the Certificate of Designation to be filed with the [appropriate authority] prior to the date hereof; and

                           (vii) the copies furnished by the Company, on or
                  before the date hereof, of the Exchange Note Indenture are true, correct and complete, were duly and validly authorized by the Company and when executed and delivered by the Company (assuming the due execution and delivery by the trustee thereunder) will constitute the legal, valid and binding agreement of the Company, will conform in all material respects with the description thereof in the Registration Statement and the Prospectus and will be enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (l) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of the Subsidiaries, the effect of which is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto).

                  (m) Subsequent to the date hereof and on or prior to the Delivery Date, there shall not have been any decrease in the rating of any of the Company's or the Subsidiaries' securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (n) The Company and each of the Subsidiaries shall have duly entered into this Agreement and the Warrant Agreement, as applicable, and the Underwriters shall have received executed copies of each of such documents and agreements.

                  (o) The Certificate of Designation shall have been filed with the appropriate authorities and the Underwriters shall have received copies thereof.

                  (p) The Transaction Documents shall be in full force and effect and the Underwriters shall have received copies thereof.

                  (q) There shall exist at and as of the Delivery Date (after giving effect to the transactions contemplated by this Agreement and the Warrant Agreement) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the New Credit Facility. All outstanding amounts of indebtedness under the New Credit Facility shall have been repaid in accordance with the terms of the New Credit Facility.

                  (r) On the Delivery Date, the Underwriters shall have received evidence reasonably satisfactory to each of the Underwriters that any consents or waivers necessary for the Company and the Subsidiaries to effect the transactions contemplated hereby are in effect.

                  (s) The Underwriters' counsel shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this
         Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (t) Each officer and director of the Company shall have furnished to the Underwriters, prior to the Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of or pledge (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person during the Lock-Up Period of) any shares of Common Stock or other capital stock of the Company during the Lock-Up Period, without the prior written consent of CIBC Wood Gundy Securities Corp.

                  (u) The amounts received by the Company pursuant to Section 5 of this Agreement shall have been disbursed by the Company as described in the Funds Flow Memorandum.

                  (v) On or prior to the Delivery Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                  (w) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency that would as of the Delivery Date prevent the issuance of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Delivery Date that would prevent the issuance of the Securities; and, on the Delivery Date no action, suit or proceeding shall be pending against or affect the Company or any of the Subsidiaries, before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would interfere with or adversely affect the issuance of the Securities or would, except as disclosed in the Registration Statement and the Prospectus, individually or in the aggregate have a Material Adverse Effect or in any manner draw into question the validity of this Agreement, the other Operative Documents, the Transaction Documents or any of the Securities.

         If any of the conditions specified in this Section 8 shall not have been waived by the Underwriters or fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to each of the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Delivery Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         9. Indemnification and Contribution. (a) The Company and each of the Subsidiaries (together with the Company referred to in this Section 9 collectively as the "Issuers") jointly and severally agree to indemnify and hold harmless each Underwriter, and each person, if any, who controls either of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by any Issuer or based upon written information furnished by or on behalf of any Issuer filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

                  (ii) the omission or alleged omission to state, (A) in the Registration Statement or any amendment thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading; or

                  (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Subsidiaries shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that none of the Issuers will be liable in any such case to an Underwriter or any controlling person of such Underwriter to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such Underwriter specifically for use therein; and provided, further, that none of the Issuers will be liable to an Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter in reliance upon the Preliminary Prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) that was made available by the Issuers to such Underwriter at or prior to the written confirmation of the sale of the Securities to such person in any case where such delivery of such Prospectus (as so amended or supplemented) is required by the Securities Act, unless such failure to deliver such Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 6(c) of this Agreement.

         This indemnity agreement will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. None of the Issuers will, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the Underwriters may be sought hereunder (whether or not the Underwriters or any person who controls either of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         (b) Each Issuer also jointly and severally agrees to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rules 2720(b)(15)(A) through (b)(15)(G) of the Conduct Rules of the NASD in connection with the offering of the Securities, and will reimburse the Independent Underwriter for any legal or other expenses reasonably incurred by the Independent Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Issuers under this Section 9 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Independent Underwriter within the meaning of the Securities Act.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Issuers, their respective directors, officers who signed the Registration Statement and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any of the Issuers or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or any Application, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to any of the Issuers by or on behalf of such Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by any of the Issuers or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters will not, without the prior written consent of the Issuers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by any of the Issuers may be sought hereunder (whether or not any of the Issuers or any person who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of any such Issuer and each such controlling person from all liability arising out of such claim, action, suit or proceeding or otherwise with the consent of the Issuers.

         (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party except to the extent that such omission results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses, other than reasonable and documented out-of-pocket costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 9 or the Issuers in the case of paragraph (c) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (c), as the case may be, who are parties to such action or actions);
(ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. If indemnity is sought pursuant to paragraph (b) of this Section 9, then in addition to such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. In the case of any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter, such counsel, which shall be reasonably acceptable to the Issuers, shall be designated in writing by the Independent Underwriter. After such notice from the indemnifying parties to such indemnified party (so long as the indemnified party shall have informed the indemnifying parties of such action in accordance with this Section 9 on a timely basis prior to the indemnified party seeking indemnification hereunder), the indemnifying parties will not be liable under this Section 9 for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

         (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the actions, statements or omissions or alleged actions, statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or the Underwriters on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Underwriters agree that the Independent

Underwriter will not receive any additional benefits hereunder for serving as the Independent Underwriter in connection with the offering and sale of the Securities. The Issuers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Issuers on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this paragraph (e), the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters have otherwise been required to pay by reason of the untrue or alleged untrue statements, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of any of the Issuers, each officer of any of the Issuers who signed the Registration Statement and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

         10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, each of the Subsidiaries, their respective officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Subsidiaries, any of their respective officers or directors, the Underwriters or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Company, the Subsidiaries, the Underwriters and indemnified parties referred to in Section 9 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. Termination. (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Company given in the event that the Company or any of the Subsidiaries shall have failed, refused or been unable to satisfy all conditions on its respective part to be performed or satisfied hereunder on or prior to the Delivery Date or, if at or prior to the Delivery
Date:

                  (i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference has had or has a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Issuers), in the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                  (iii) a banking moratorium shall have been declared by New York, Pennsylvania or United States authorities;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any material change in the financial markets of the United States that, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

                  (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telecopied and confirmed in writing to the Underwriters c/o CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: William Phoenix (Fax: (212) 664-1429), and with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Kirk A. Davenport, Esq. (Fax: (212) 751-4864). If sent to the Company or any of the Subsidiaries, shall be mailed, delivered or telecopied and confirmed in writing, to Pegasus Communications Corporation, Suite 455, 5 Radnor Corporate Center, 100 Matsonford Road, Radnor, Pennsylvania 19087, Attention: Marshall W. Pagon (Fax: (610) 341-
1835), with a copy to Drinker Biddle & Reath, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, Attention: Michael B. Jordan, Esq. (Fax: (215) 988-2757).

         13. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and each of the Subsidiaries and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and each of the Subsidiaries contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and each of the Subsidiaries, their respective officers who have signed the Registration Statement and any person or persons who controls the Company or any of the Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange

Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

         14. Joint and Several Obligations. All of the obligations of the Company and each of the Subsidiaries hereunder shall be joint and several obligations of each of them.

         15. Information Supplied by the Underwriters. The statements set forth in [the last paragraph on the front cover page of the Prospectus and in the third paragraph, the third sentence of the fourth paragraph, the fifth paragraph and the second sentence of the seventh paragraph,] in each case under the heading "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company and the Subsidiaries for purposes of Sections 2(b) and 9 hereof.

         16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

         17. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Securities hereunder and arrangements satisfactory to the non-defaulting Underwriter and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement may be terminated by the Company or the non-defaulting Underwriter without liability on the part of the non-defaulting Underwriter or the Company, except as provided in Sections 7 and 9 of this Agreement. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         18. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

         19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [signature page follows]

                  If the foregoing correctly sets forth the agreement among the Company, the Subsidiaries and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     PEGASUS COMMUNICATIONS CORPORATION (the
                                     "Company")

                                     BRIDE COMMUNICATIONS, INC. ("BCI")

                                     HMW, INC. ("HMW")

                                     MCT CABLEVISION, LTD. ("MCT LTD")

                                     PEGASUS ANASCO HOLDINGS, INC. ("PAH")

                                     PEGASUS BROADCAST TELEVISION, INC. ("PBT")

                                     PEGASUS CABLE TELEVISION, INC. ("PCT INC")

                                     PEGASUS CABLE TELEVISION OF ANASCO, INC.
                                     ("PCT ANASCO")

                                     PEGASUS CABLE TELEVISION OF CONNECTICUT,
                                     INC. ("PCT CONN")

                                     PEGASUS CABLE TELEVISION OF SAN GERMAN,
                                     INC. ("PCT SG")

                                     PEGASUS MEDIA & COMMUNICATIONS, INC.
                                     ("PM&C")

                                     PEGASUS SATELLITE TELEVISION, INC. ("PST")

                                     PORTLAND BROADCASTING, INC. ("PBI")

                                     WDBD LICENSE CORP. ("WDBD")

                                     WDSI LICENSE CORP. ("WDSI")

                                     WILF INC. ("WILF")

                                     WOLF LICENSE CORP. ("WOLF")
                                     WTLH, INC. ("WTLH INC")

                                  WTLH LICENSE CORP. ("WTLH")



                         By:      _______________________________________
                                  Marshall W. Pagon, President of each of the
                                  Company, BCI, HMW, MCT LTD, PAH, PBT,
                                  PCT INC, PCT ANASCO, PCT CONN, PCT
                                  SG, PM&C, PST, PBI, WDBD, WDSI, WILF,
                                  WOLF, WTLH INC and WTLH.



                         MCT CABLEVISION, LIMITED PARTNERSHIP


                         By:      MCT CABLEVISION, LTD., General Partner



                         By:      _______________________________________
                                  Marshall W. Pagon, President



                         PEGASUS BROADCAST ASSOCIATES, L.P.



                         By:      WILF, INC., General Partner



                         By:      _______________________________________
                                  Marshall W. Pagon, President

CIBC WOOD GUNDY SECURITIES CORP.

Acting severally on behalf of themselves and the several Underwriters named in Schedule 2 hereto

         By:      CIBC WOOD GUNDY SECURITIES CORP.



         By:      _______________________________________
                  Name:
                  Title:

                                   Schedule 1

                                The Subsidiaries


Bride Communications, Inc.
HMW, Inc.
MCT Cablevision, Limited Partnership
MCT Cablevision, Ltd.
PCT SG, Inc.
Pegasus Anasco Holdings, Inc.
Pegasus Broadcast Associates, L.P.
Pegasus Broadcast Television, Inc.
Pegasus Cable Television, Inc.
Pegasus Cable Television of Anasco, Inc.
Pegasus Cable Television of Connecticut, Inc.
Pegasus Cable Television of San German, Inc.
Pegasus Media & Communications, Inc.
Pegasus Satellite Television, Inc.
Portland Broadcasting, Inc.
PP Broadcast, Inc.
WDBD License Corp.
WDSI License Corp.
WILF, Inc.
WOLF License Corp.
WTLH, Inc.
WTLH License Corp.
[any missing]


                                      1 - 1

                                   Schedule 2

                                The Underwriters


                                                                 Number of Units
Underwriter                                                      to be Purchased
-----------                                                      ---------------

CIBC Wood Gundy Securities Corp.
Lehman Brothers Inc.
BT Securities Corporation

         Total                                                   100,000


                                      2 - 1

                                   Schedule 3

                                Preemptive Rights

                            [to be provided by DB&R]


                                      3 - 1

                                   Appendix A

               Form of Opinion of Vorys, Sater, Seymour and Pease.

         Vorys, Sater, Seymour and Pease shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and MCT Cablevision, Ltd., Pegasus Cable Television, Inc., Pegasus Satellite Television and _______ [any missing?] (the "Cable Affiliates"), addressed to the Underwriters and dated the Delivery Date, to the effect that:

1. There are no FCC licenses, authorizations, consents or permits required by the FCC as necessary in connection with the conduct of the Company and the Cable Affiliates with respect to the operation of the systems owned and operated by Company and the Cable Affiliates (the "Systems") as presently conducted.

2. Such "Registrations" or "Certificates of Compliance" as are required by the FCC are on file with the FCC. Carriage of the commercial television broadcast signals presently offered by the Systems are, as of this date, consistent with the FCC's regulations and are carried pursuant to retransmission consent or pursuant to request for carriage by the applicable station.

3. All commercial and non-commercial television broadcast stations that have requested carriage are being carried pursuant to the terms and conditions of their request.

4. All current FCC reports and filings required to be filed for the Systems have been filed.

5. All required FCC Forms 320 have been filed for the Systems and reflect compliance with the FCC's cumulative leakage index ("CLI") and signal leakage requirements.

6. The Systems are in substantial compliance with the FCC's rules and regulations with regard to equal employment opportunity.

7. No consent, approval, or authorization of, or filing with the FCC is necessary to issue and sell the Securities.

8. No consent, approval, or authorization of, or filing with the FCC is necessary for the execution and delivery of the this Agreement or the other Operative Documents in accordance with their terms.

9. The execution and delivery of the Operative Documents, and the performance, on the Delivery Date, by the Company and the Cable Affiliates of the obligations required under the Operative Documents, will not violate the Telecommunications Act of 1996, the Communications Act of 1934 or the rules of the FCC, provided, however that no interest in any license issued by the FCC may be transferred or assigned without prior FCC consent.

10. The statements set forth in the Registration Statement and the Prospectus under the caption "Business - Legislation and Regulation - Cable," fairly present the information contained under such caption insofar as such statements constitute a summary, with respect to the federal regulation of cable television, of material (i) statements of law, (ii) statutes, rules or regulations, or (iii) legal conclusions.

11.      All relevant Statements of Account (as defined by the Copy Right Act of
         1976) required by Section 111 of the Copyright Act of 1976, as amended (the "Copyright Act"), and royalty payments accompanying said Statements of Account, have been submitted to the Licensing Division of the United States Copyright Office with respect to the Systems. There have been no inquiries received from the United States Copyright Office or any other party which would have a material adverse impact upon the operation of the Company and the Cable Affiliates and which questions the Statements of Account or any copyright payments made by the Company and the Cable Affiliates with respect to the Systems, nor are we aware of any claim, action, or demand for copyright infringement or for non-payment of royalties pending or threatened against the Company and the Cable Affiliates with respect to the Systems' compliance with former Section 111(d)(1) of the Copyright Act with regard to the requirement to file initial notices of identity and signal carriage complement in view of the elimination of this requirement.

12. There is no FCC judgment, decree or order which has been issued against any System or the Company, or Cable Affiliates with respect to the Systems, other than rule makings which are applicable to the cable industry generally, nor is there any FCC action, proceeding, or investigation pending, or, to the best of our knowledge, threatened by the FCC against any system, the Company, or the Cable Affiliates with respect to the Systems.

13. A review of the FCC files indicates that the basic rates for all communities in Massachusetts and Connecticut and the cable program service tiers of the communities listed on Attachment 1 are subject to rate regulation by the local franchise authority or the FCC.

14. The FCC has rendered no adverse rate finding with respect to Company, the Cable Affiliates, or the Systems.


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



                                   Appendix B

        Form of Opinion of Fisher Wayland Cooper Leader & Zaragoza L.L.P.

         Fisher Wayland Cooper Leader & Zaragoza L.L.P. shall have furnished to the Underwriters its written opinion, as special regulatory counsel for the Company and Pegasus Broadcast Associates, L.P., Pegasus Broadcast Television, Inc. WDBD License Corp., WDSI License Corp., WILF, Inc., WOLF License Corp. and _______ (the "TV Affiliates"), addressed to the Underwriters and dated the Delivery Date, to the effect that:

1. The statements set forth in the Registration Statement and the Prospectus under the caption "Business - Legislation and Regulation - TV," insofar as such statements constitute a summary with respect to FCC matters of material (i) statements of law, (ii) statutes, rules, or regulations, or (iii) legal conclusions, fairly present the information contained under such caption.

2. The execution, delivery, and performance in accordance with their terms of the Operative Documents by the Company and the TV Affiliates that is a party thereto does not require any authorization, consent, or approval of the FCC not previously obtained, and does not violate the Communications Acts of 1934, as amended, and the published rules, regulations and policies promulgated thereunder by the FCC.

                                   Appendix C

             Form of Opinion of Murtha, Cullina, Richter and Pinney

         Murtha, Cullina, Richter and Pinney shall have furnished to the Underwriters its written opinion, as special regulatory counsel for Pegasus Cable Television, Inc., Pegasus Cable Television of Connecticut, Inc. and _____ (the "NE Affiliates"), addressed to the Underwriters and dated the Delivery Date, to the effect that there are no facts that causes such counsel to believe that the Registration Statement or the Prospectus, either at November __, 1996 or the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading with respect to the NE Affiliates' cable television operations and activities in Connecticut and Massachusetts.

                                      C - 1